Exhibit 99.2

FOR IMMEDIATE RELEASE	PRESS RELEASE

IHEARTCOMMUNICATIONS, INC. ANNOUNCES PRIVATE TERM LOAN OFFERS

IN CONNECTION WITH A PROPOSED GLOBAL RESTRUCTURING OF ITS

INDEBTEDNESS

San Antonio, TX, March 15, 2017. iHeartCommunications, Inc. (“iHeartCommunications”) today commenced private offers (the “Term Loan Offers”) to lenders under the Company’s Term Loan D and Term Loan E facilities (“Existing Term Loans”) to amend the Existing Term Loans and/or exchange them for new term loans of iHeartCommunications (the “New Term Loans”), and new securities (the “New Securities”) of iHeartCommunications, iHeartMedia, Inc. (“iHeartMedia”), CC Outdoor Holdings, Inc. (“CCO Holdings”) and/or Broader Media, LLC (“Broader Media”). CCO Holdings is a newly-formed entity that will hold an approximate 89.9% equity interest in Clear Channel Outdoor Holdings, Inc. (“CCOH”) upon closing of the Term Loan Offers if the High Participation Threshold (as defined below) is achieved.

The Term Loan Offers, which are only available to holders of Existing Term Loans, are being made pursuant to a Confidential Information Memorandum dated March 15, 2017, and are exempt from registration under the Securities Act of 1933 (the “Securities Act”).

Concurrently with the launch of the Term Loan Offers, iHeartCommunications has commenced private offers (the “Notes Exchange Offers”) to holders of its five series of outstanding priority guarantee notes (the “Existing PGNs”) and senior notes due 2021 (together with the Existing PGNs, the “Existing Notes”) to exchange such notes for new securities of iHeartCommunications, iHeartMedia and CCO Holdings.

The type and amount of consideration provided to participating lenders in the Term Loan Offers will depend on the participation level in the Term Loan Offers and the Notes Exchange Offers. The consideration consists of New Term Loans and contingent value rights (“CVRs”) of Broader Media, and, in the High Participation Scenario, Class B common stock (the “Class B Common Stock”) of CCO Holdings and warrants to purchase Class D common stock of iHeartMedia (the “Warrants”). The Class B Common Stock will represent an economic interest of up to 49% of the total economic interest in CCO Holdings and up to a 19% voting interest in CCO Holdings. The Warrants will have no voting interests but will represent economic interests of up to 49% of the total economic interest in iHeartMedia. No Class B Common Stock or Warrants will be issued in the Mid Participation Scenario, the Low Participation Scenario or the Term Loans Only Scenario (each as defined below).

High Participation Scenario

If the level of participation by eligible lenders under the Existing Term Loans in the Term Loan Offers and the level of participation of holders of Existing Notes in the Notes Exchange Offers together generate sufficient reductions in the aggregate principal amount of iHeartCommunications’ indebtedness, sufficient reductions in iHeartCommunications’ cash interest payment obligations under that indebtedness, and sufficient extensions to the maturities of that indebtedness to enable the board of directors of iHeartMedia, in its sole judgment, to determine that there are no legal restrictions on its ability to declare a dividend of all of the outstanding shares of CCO Holdings that it owns (which will represent at least 51% of the total economic interest in CCO Holdings after the closing of the Exchange Offers in the High Participation Scenario) to effect the separation of CCOH from iHeartMedia through a pro rata distribution of all of iHeartMedia’s interest in CCO Holdings to the holders of iHeartMedia’s Class A, Class B and Class C common stock (the “High Participation Threshold”), and certain conditions to the Exchange Offers are satisfied, participating lenders will receive New Term Loans and New Securities as set forth in the table below under “High Participation Scenario.”

Mid Participation Scenario

If the High Participation Threshold is not achieved but the level of participation reaches the Mid Participation Threshold (as defined below) and certain conditions to the Term Loan Offers and Notes Exchange Offers are satisfied, participating lenders will receive New Term Loans and New Securities as set forth in the table below under “Mid Participation Scenario.” The “Mid Participation Threshold” is defined as the level of participation by eligible lenders of Existing Term Loans in the Term Loan Offers and by holders of Existing Notes in the Notes Exchange Offers which exceeds 50% of the aggregate amount of outstanding indebtedness under the Existing Term Loans and each series of Existing Notes (excluding those owned by iHeartCommunications’ subsidiaries or any of iHeartCommunications’ affiliates) and which exceeds 65% of the aggregate amount of outstanding indebtedness across Existing Term Loans and all series of Existing Notes (including those owned by affiliates of iHeartCommunications but not those owned by iHeartCommunications’ subsidiaries).

Low Participation Scenario

If neither the High Participation Threshold nor the Mid Participation Threshold is achieved but the level of participation by eligible lenders of Existing Term Loans in the Term Loan Offers and by holders of Existing Notes in the Notes Exchange Offers exceeds 50% of the aggregate amount of outstanding indebtedness under the Existing Term Loans and each series of Existing Notes (excluding those owned by iHeartCommunications’ subsidiaries or any of iHeartCommunications’ affiliates) (the “Low Participation Threshold”), and certain conditions to the Exchange Offers are satisfied, participating lenders will receive New Term Loans and New Securities as set forth in the table below under “Low Participation Scenario.”

Term Loans Only Scenario

If the Low Participation Threshold is not achieved, participating lenders will receive, upon closing of the Term Loan Offers in the Term Loans Only Scenario subject to the terms and conditions contained in the Confidential Information Memorandum, amended Existing Term Loans and CVRs as set forth in the table below under “Term Loans Only Scenario.” If the level of participation in the Term Loan Offers exceeds 50% of the aggregate amount of outstanding indebtedness under the Existing Term Loans, all of the Existing Term Loans will be amended to no longer require the absence of a going concern qualification or the like in the delivery of any audited financials.

The High Participation Scenario will result in the separation of the media and outdoor businesses. In the Mid Participation Scenario, the Low Participation Scenario and Term Loans Only Scenario, the media and outdoor businesses will remain consolidated subsidiaries of iHeartCommunications.

Term Loan Offers Consideration

	High Participation Scenario	Mid Participation Scenario	Low Participation Scenario	Term Loans Only Scenario
Title of Facility	Consideration For Every $1,000 Principal Amount of Existing Term Loans
Term Loan D Facility due 2019	$750 principal amount of new Term Loan F loans due 2021 of iHeartCommunications	$830 principal amount of new Term Loan F loans due 2021 of iHeartCommunications	$880 principal amount of new Term Loan F loans due 2021 of iHeartCommunications	Amended Existing Term Loans with a six-month maturity extension and the benefit of a prepayment premium and a premium payable upon acceleration
	2.70 shares of CCO Holdings	CVRs of Broader Media	CVRs of Broader Media
Class B Common Stock

	Warrants to purchase 6.40 shares of Class D common stock of iHeartMedia			CVRs of Broader Media

Term Loan E Facility due 2019	$750 principal amount of new Term Loan G loans due 2021 of iHeartCommunications	$830 principal amount of new Term Loan G loans due 2021 of iHeartCommunications	$880 principal amount of new Term Loan G loans due 2021 of iHeartCommunications	Amended Existing Term Loans with a six-month maturity extension and the benefit of a prepayment premium and a premium payable upon acceleration
	2.70 shares of CCO Holdings Class B Common Stock	CVRs of Broader Media	CVRs of Broader Media

	Warrants to purchase 6.40 shares of Class D common stock of iHeartMedia			CVRs of Broader Media

Borrowings of New Term Loans would bear (x) interest payable in cash, at a rate equal to an applicable margin plus, at the Company’s option, either (i) a base rate determined by reference to the higher of (A) the prime lending rate publicly announced by the administrative agent or (B) the Federal funds effective rate from time to time plus 0.50%, or (ii) a Eurocurrency rate determined by reference to the costs of funds for deposits for the interest period relevant to such borrowing adjusted for certain additional costs and (y) interest payable in kind, at a rate equal to 2.00%, payable semiannually on January 30 and July 30, commencing with July 30, 2017. The margin percentages which would be applicable to the New Term Loans would be the following percentages per annum:

•	In the Low Participation Scenario and Mid Participation Scenario, the applicable margin would be 4.750% in the case of Eurocurrency rate loans and 3.750% in the case of base rate loans that are for tranche F term loans and 5.50% in the case of Eurocurrency rate loans and 4.50% in the case of base rate loans that are for tranche G term loans.

•	In the High Participation Scenario, the applicable margin would be 4.250% in the case of Eurocurrency rate loans and 3.250% in the case of base rate loans that are for tranche F term loans and 5.00% in the case of Eurocurrency rate loans and 4.00% in the case of base rate loans that are for tranche G term loans.

The New Term Loans will be fully and unconditionally guaranteed, jointly and severally, on a senior basis by iHeartCommunications’ parent, iHeartMedia Capital I, LLC, and all of iHeartCommunications’ existing domestic wholly-owned restricted subsidiaries (the “Guarantors”). The New Term Loans will be secured by a first-priority lien on substantially all of the assets of iHeartCommunications and the Guarantors (other than collateral securing the liens under iHeartCommunications’ receivables based credit facility). The New Term Loans will also be secured on a second-priority basis by iHeartCommunications’ and the Guarantors’ assets that secure the receivables based credit facility on a first-priority basis, including certain accounts receivable and related assets.

Consummation of the Term Loan Offers and entry into and effectiveness of the term loan amendments are subject to certain conditions that must be satisfied or waived by iHeartCommunications in its sole and absolute discretion.

In addition, the amendments to the Existing Term Loans will, among other things, provide iHeartCommunications with an option to cause participating lenders to exchange (a “Term Loan for PGN Exchange”) all or a portion of their Existing Term Loans on a par-for-par basis for newly-issued priority guarantee notes of the same class as the Existing PGNs (“Exchange PGNs”) in the event iHeartCommunications is unable to obtain participation of at least 50% of outstanding indebtedness under the Existing PGNs in the Notes Exchange Offers. In that event, participating lenders of Existing Term Loans will receive Exchange PGNs that will be able to participate in the Notes Exchange Offers on the same terms and conditions as holders of Existing PGNs and, pursuant to the terms of support agreements to be executed by all participating lenders, the holders of Exchange PGNs will agree to participate in the Note Exchange Offers and consent in the related consent solicitations, voting together with holders of Existing PGNs as a single class.

Each CVR will entitle the holder thereof to transfer $1,000 principal amount of Existing Term Loans or New Term Loans, as applicable, or, in the case iHeartCommunications elects to effect a Term Loan for PGN Exchange, newly-issued Existing PGNs or new notes issued in the Notes Exchange Offers, as applicable, to Broader Media for consideration in cash equal to 120% of the principal amount of such indebtedness plus accrued interest, in the event holders of indebtedness of iHeartCommunications in excess of $100 million cause such indebtedness to be accelerated and become due prior to its stated final maturity or certain events of bankruptcy or insolvency with respect to iHeartCommunications occur. The CVRs will have credit support from the value of 100,000,000 shares of Class B common stock of CCOH currently owned by Broader Media and, in the event that greater than 50% of the aggregate amount of outstanding indebtedness under the Existing Term Loans participates in the Term Loan Offers and the Term Loan amendment becomes effective, approximately 30,000,000 additional shares of Class A common stock and Class B common stock of CCOH to be contributed to Broader Media by subsidiaries of iHeartCommunications prior to the closing of the Term Loan Offers. If the Term Loan Offers close in the High Participation Scenario, any CVRs issued prior to such date will terminate and participating lenders will instead receive the consideration to be paid in that scenario as set forth in the table above. Non-U.S. participating lenders will not be entitled to receive CVRs unless such non-U.S. participating lender provides the applicable withholding agent with documentation sufficient to establish that no U.S. federal withholding tax is applicable to such non-U.S. participating lender’s receipt of the CVRs.

The New Securities will be offered only in reliance on exemptions from registration under the Securities Act. The New Securities have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

The Term Loan Offers are being made, and the New Securities being offered to lenders, will be issued only to lenders that are both (A) “qualified institutional buyers” as that term is defined in Rule 144A under the Securities Act or institutional “accredited investors” as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, or not “U.S. persons” as that term is defined in Rule 902 under the Securities Act, and (B) “qualified purchasers” as that term is defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

Documents relating to the Term Loan Offers will only be distributed to holders of Term Loans that complete and return a letter of eligibility. Holders of Existing Term Loans that desire a copy of the letter of eligibility must contact Global Bondholder Services Corporation, the tabulation agent and information agent for the Offers, by calling toll-free (866) 470-3700 or at (212) 430-3774 (banks and brokerage firms) or visit the following website to complete and deliver the letter of eligibility in electronic form: http://gbsc-usa.com/eligibility/ihc-termloanoffers.

This press release is for informational purposes only and shall not constitute an offer to sell or exchange nor the solicitation of an offer to buy the New Securities or any other securities. The Term Loan Offers are not being made to any person in any jurisdiction in which the offer, solicitation or sale is unlawful. Any offers of the New Securities will be made only by means of the Confidential Information Memorandum.

About iHeartMedia, Inc./iHeartCommunications, Inc.

iHeartMedia, Inc. (PINK: IHRT), the parent company of iHeartCommunications, Inc., is one of the leading global media and entertainment companies. The company specializes in radio, digital, outdoor, mobile, social, live events, on-demand entertainment and information services for local communities, and uses its unparalleled national reach to target both nationally and locally on behalf of its advertising partners. The company is dedicated to using the latest technology solutions to transform the company’s products and services for the benefit of its consumers, communities, partners and advertisers, and its outdoor business reaches over 35 countries across five continents, connecting people to brands using innovative new technology.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements based on current iHeartCommunications management expectations. These forward-looking statements include all statements other than those made solely with respect to historical facts. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, whether or not iHeartCommunications will consummate the Offers, and if it does, the timing of the Offers. Many of the factors that will determine the outcome of the subject matter of this press release are beyond iHeartCommunications’ ability to control or predict. iHeartCommunications undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

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